UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 21, 2010, Eagle Rock Energy Partners, L.P. (the “Partnership”), issued a press release announcing the record date for, and the expected launch of, a rights offering (the “Rights Offering”).

On May 27, 2010, the Partnership filed a prospectus supplement in connection with the Rights Offering with the Securities and Exchange Commission (the “SEC”).  Additional exhibits are filed on this Current Report on Form 8-K in connection with the Rights Offering under the Partnership’s Registration Statement on Form S-3 (No. 333-163554) previously filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

4.1	Rights Agent Agreement dated as of May 27, 2010 between Eagle Rock Energy Partners, L.P. and American Stock Transfer & Trust Company, LLC, as rights agent.
4.2	Form of Right Certificate.
4.3	Form of Warrant Agent Agreement between Eagle Rock Energy Partners, L.P. and American Stock Transfer & Trust Company, LLC, as warrant agent.
4.4	Form of Warrant (Included as Exhibit A to Exhibit 4.3 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 27, 2010	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Rights Agent Agreement dated as of May 27, 2010 between Eagle Rock Energy Partners, L.P. and American Stock Transfer & Trust Company, LLC, as rights agent.
4.2	Form of Right Certificate.
4.3	Form of Warrant Agent Agreement between Eagle Rock Energy Partners, L.P. and American Stock Transfer & Trust Company, LLC, as warrant agent.
4.4	Form of Warrant (Included as Exhibit A to Exhibit 4.3 hereto).